UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                       8-K



                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the


                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  June 24, 1998



Commission       Registrants; State of Incorporation;            IRS Employer
File Number       Address; and Telephone Company               Identification
                                                                     No.

  1-11327           Illinova Corporation                         37-1319890
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL  62525
                    (217) 424-6600

   1-3004           Illinois Power Company                       37-0344645
                    (an Illinois Corporation)
                    500 S. 27th Street
                    Decatur, IL  62525
                    (217) 424-6600



                Total number of sequentially numbered pages is 5.



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Item 5.  Other Events
--------------------------------------------------------------------------------

Attached is a copy of a communication provided to the media on June 24,1998.

For immediate release:        June 24, 1998

For more information:         Shirley J. Swarthout (217) 424-6400


                  ILLINOVA CHAIRMAN HAAB ANNOUNCES RETIREMENT;
               TUCSON ELECTRIC'S CHAIRMAN BAYLESS NAMED SUCCESSOR

         DECATUR, Ill. - Illinova Corp. Chairman, President and CEO Larry D. Haab announced today (June 24) that he will retire in August. Haab will be succeeded by Charles E. Bayless, who is widely recognized as one of the utility industry's leading chief executives and was recently awarded Financial World magazine's CEO silver award.

         Bayless, 55, is current chairman, president and CEO of Tucson Electric Power, based in Tucson, Ariz. Haab will hand over the titles of president and CEO effective July 6 and on Aug. 12 the additional post of chairman.

         "I'm eager for the opportunity to lead Illinova into the new era of electric utility deregulation," Bayless said. "As a strong supporter of regulatory reform, I've kept an eye on Illinova's legislative efforts for the past several years, and the Company has proved itself an exceptionally effective leader in this area. As Illinova's new president and CEO, I'm looking forward to working with Illinova employees to implement the strategies that will help us realize our vision of becoming a leading total energy services company."

         Haab's retirement ends a career at Illinova and Illinois Power that spanned four decades and included some of the most dramatic changes in the company's 75-year history, as well as some of the most dramatic changes in the electric and natural gas utility industry.

         "I'm proud to have played a leadership role in Illinova's transformation," Haab said. "In a few short years, we've remade ourselves from a local utility into a company with interests across the country and around the globe. Now, as Illinois and the rest of the nation prepare to open their energy markets to full competition, I think it's an appropriate time to pass the reins at Illinova into an individual who shares our vision."

         Robert M. Powers, senior member of the Illinova board of directors, said, "We appreciate Larry's significant contributions to the board over his years of service as a director, and then CEO and later as chairman. On a personal note, we also appreciate and will miss his personal warmth and integrity."

         Bayless joined Tucson Electric Power in 1989 as a senior vice president and chief financial officer. A year later he was elected president and CEO, and in January 1992, he was elected chairman of the board of directors. In the early 1990s, Bayless launched an extensive organizational and financial restructuring of the company, and in recent years, he has led Tucson Electric in an effort to allow Arizona utilities to compete in the electric energy market.

         Illinova Corp., headquartered in Decatur, Ill., is an energy services holding company with annual revenues of $2.5 billion. Its subsidiaries include Illinois Power, an electric and natural gas utility; Illinova Generating, which invests in, develops and operates independent power projects worldwide; and Illinova Energy Partners, which markets energy and energy-related services in the United States and Canada.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOVA CORPORATION
                                  (Registrant)

                                                     By/s/Leah Manning Stetzner
                                                     ---------------------------
                                                     Leah Manning Stetzner
                                                     General Counsel and
                                                     Corporate Secretary
                                  on behalf of
                                                     Illinova Corporation



Date:    June 24, 1998



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     ILLINOIS POWER COMPANY
                                  (Registrant)

                                                     By/s/Leah Manning Stetzner
                                                     ---------------------------
                                                     Leah Manning Stetzner
                                                     Vice President, General
                                                     Counsel, and Corporate
                                                     Secretary on behalf of
                                                     Illinois Power Company



Date:    June 24, 1998